Exhibit 4(b)




                           Indenture Supplemental

                                     TO

                         Mortgage and Deed of Trust
                       (Dated as of December 1, 1940)

                                 Executed by

                          APPALACHIAN POWER COMPANY
                 formerly Appalachian Electric Power Company

                                     TO

                           BANKERS TRUST COMPANY,
                                        As Trustee



                          Dated as of March 1, 1996


                First Mortgage Bonds, 6-3/8% Series due 2001


                 First Mortgage Bonds, 6.80% Series due 2006



                              TABLE OF CONTENTS
      The Table of Contents shall not be deemed to be any part of the Indenture Supplemental to Mortgage and Deed of Trust.
                                                                       PAGE

PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . .             1

RECITALS

      Execution of Mortgage. . . . . . . . . . . . . . . . . .            1

      Execution of supplemental indentures . . . . . . . . . .            1

      Termination of Individual Trustee. . . . . . . . . . . .            1

      Provision for issuance of bonds in one or more series. .            2

      Right to execute supplemental indenture. . . . . . . . .            2

      First Mortgage Bonds heretofore issued . . . . . . . . .            2

      Issue of new First Mortgage Bonds of the 59th Series . .            3

      Issue of new First Mortgage Bonds of the 60th Series . .            3

      First 1996 Supplemental Indenture . . . . . . . . . . . . . . . .   3

      Compliance with legal requirements . . . . . . . . . . .            3

GRANTING CLAUSES. . . . . . . . . . . . . . . . . . . . . . .             4

DESCRIPTION OF PROPERTY . . . . . . . . . . . . . . . . . . .             4

APPURTENANCES, ETC. . . . . . . . . . . . . . . . . . . . . .             4

HABENDUM. . . . . . . . . . . . . . . . . . . . . . . . . . .             5

PRIOR LEASEHOLD ENCUMBRANCES. . . . . . . . . . . . . . . . .             5

GRANT IN TRUST. . . . . . . . . . . . . . . . . . . . . . . .             6

SECTION 1.    Amendment to Section 14 of Original Indenture
                 to provide that certain Bonds may be
                 executed by its Treasurer. . . . . . . . . . . . . . . . 7

SECTION 2.    Supplement to Original Indenture by adding
                 Section 20FFF. . . . . . . . . . . . . . . . .           7

SECTION 3.    Supplement to Original Indenture by adding
                 Section 20GGG. . . . . . . . . . . . . . . . .          10

SECTION 4.    Initial Issuance of the Bonds of the 59th Series.          13

SECTION 5.    Initial Issuance of the Bonds of the 60th Series.          14

SECTION 6.    Provision for record date for meetings
                 of Bondholders . . . . . . . . . . . . . . . .          14

SECTION 7.    Original Indenture and First 1996 Supplemental
                 Indenture same instrument. . . . . . . . . . .          14

SECTION 8.    Limitation of rights. . . . . . . . . . . . . . .  14

SECTION 9.    Execution in counterparts . . . . . . . . . . . .          14


TESTIMONIUM . . . . . . . . . . . . . . . . . . . . . . . . .            15

SIGNATURES AND SEALS. . . . . . . . . . . . . . . . . . . . .            15

ACKNOWLEDGMENTS . . . . . . . . . . . . . . . . . . . . . . .            17

SCHEDULE I. . . . . . . . . . . . . . . . . . . . . . . . . .           I-1

SCHEDULE II. . . . . . . . . . . . . . . . . . . . . . . . . .         II-1



      SUPPLEMENTAL INDENTURE, dated as of the first day of March in the year One Thousand Nine Hundred and Ninety-six, made and entered into by and between APPALACHIAN POWER COMPANY, a corporation of the Commonwealth of Virginia, the corporate title of which was, prior to April 17, 1958, APPALACHIAN ELECTRIC POWER COMPANY (hereinafter sometimes called the "Company"), a transmitting utility (as such term is defined in Section 46-9-105(1)(n) of the West Virginia
Code), party of the first part, and BANKERS TRUST COMPANY, a corporation of the State of New York (hereinafter sometimes called the "Corporate Trustee" or "Trustee"), as Trustee, party of the second part.

      WHEREAS, the Company has heretofore executed and delivered its Mortgage and Deed of Trust (hereinafter sometimes referred to as the "Mortgage"), dated as of December 1, 1940, to the Trustee for the security of all bonds of the Company outstanding thereunder, and by said Mortgage conveyed to the Trustee, upon certain trusts, terms and conditions, and with and subject to certain provisos and covenants therein contained, all and singular the property, rights and franchises which the Company then owned or should thereafter acquire, excepting any property expressly excepted by the terms of the Mortgage; and

      WHEREAS, the Company has heretofore executed and delivered to the Trustee supplements and indentures supplemental to the Mortgage, dated as of December 1, 1943, December 2, 1946, December 1, 1947, March 1, 1950, June 1, 1951, October 1, 1952, December 1,
1953, March 1, 1957, May 1, 1958, October 2, 1961, April 1, 1962,
June 1, 1965, September 2, 1968, December 1, 1968, October 1, 1969, June 1, 1970, October 1, 1970, September 1, 1971, February 1, 1972, December 1, 1972, July 1, 1973, March 1, 1974, April 1, 1975, May
1, 1975, December 1, 1975, April 1, 1976, September 1, 1976,
November 1, 1977, May 1, 1979, August 1, 1979, February 1, 1980,
November 1, 1980, April 1, 1982, October 1, 1983, February 1, 1987, September 1, 1987, November 1, 1989, December 1, 1990, August 1, 1991, February 1, 1992, May 1, 1992, August 1, 1992, November 15,
1992, April 15, 1993, May 15, 1993, October 1, 1993, November 1,
1993, August 15, 1994, October 1, 1994, March 1, 1995, May 1, 1995
and June 1, 1995 (hereinafter referred to as the "Third 1995 Supplemental Indenture"), respectively, amending and supplementing the Mortgage in certain respects (the Mortgage, as so amended and supplemented, being hereinafter called the "Original Indenture") and conveying to the Trustee, upon certain trusts, terms and conditions, and with and subject to certain provisos and covenants therein contained, certain property rights and property therein described; and

      WHEREAS, effective October 7, 1988, pursuant to Section 115 of the Original Indenture, the Individual Trustee resigned and all powers of the Individual Trustee then terminated, as did the Individual Trustee's right, title or interest in and to the trust estate, and without appointment of a new trustee as successor to the Individual Trustee, all the right, title and powers of the Trustee thereupon devolved upon the Corporate Trustee and its successors alone; and

      WHEREAS, the Original Indenture provides that bonds issued thereunder may be issued in one or more series and further provides that, with respect to each series, the rate or rates of interest, the date or dates of maturity, the dates for the payment of interest, the terms and rates of optional redemption, and other terms and conditions not inconsistent with the Original Indenture may be established, prior to the issue of bonds of such series, by an indenture supplemental to the Original Indenture; and

      WHEREAS, Section 132 of the Original Indenture provides that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Original Indenture, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and that the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued under the Original Indenture and provide that a breach thereof shall be equivalent to a default under the Original Indenture, or the Company may cure any ambiguity or correct or supplement any defective or inconsistent provisions contained in the Original Indenture or in any indenture supplemental to the Original Indenture, by an instrument in writing, executed and acknowledged, and that the Trustee is authorized to join with the Company in the execution of any such instrument or instruments; and

      WHEREAS, the Company has heretofore issued, in accordance with the provisions of the Mortgage, as amended and supplemented as of the respective dates thereof, bonds of the series (which are outstanding), entitled and designated as hereinafter set forth, in the respective original aggregate principal amounts indicated:

                       Series                                Amount

  First Mortgage Bonds, 7-1/2% Series due 1998. . . $45,000,000 First Mortgage Bonds, 7.00% Series due 1999. . . 30,000,000
  First Mortgage Bonds,  7-5/8% Series due 2002. . .  50,000,000
  First Mortgage Bonds,  7.95%  Series due 2002. . .  60,000,000
  First Mortgage Bonds,  7.38%  Series due 2002. . .  50,000,000
  First Mortgage Bonds,  7.40%  Series due 2002. . .  30,000,000
  First Mortgage Bonds,  7-1/2% Series due 2002. . .  70,000,000
  First Mortgage Bonds,  6.65%  Series due 2003. . .  40,000,000
  First Mortgage Bonds,  6.85%  Series due 2003. . .  30,000,000
  First Mortgage Bonds,  6.00%  Series due 2003. . .  30,000,000
  First Mortgage Bonds,  7.70%  Series due 2004. . .  21,000,000
  First Mortgage Bonds,  7.85%  Series due 2004. . .  50,000,000
  First Mortgage Bonds,  8.00%  Series due 2005. . .  50,000,000
  First Mortgage Bonds,  6.89%  Series due 2005. . .  30,000,000
  First Mortgage Bonds,  9-7/8% Series due 2020. . .  50,000,000
  First Mortgage Bonds,  9.35%  Series due 2021. . .  50,000,000
  First Mortgage Bonds,  8.75%  Series due 2022. . .  50,000,000
  First Mortgage Bonds,  8.70%  Series due 2022. . .  40,000,000
  First Mortgage Bonds,  8.43%  Series due 2022. . .  50,000,000
  First Mortgage Bonds,  8.50%  Series due 2022. . .  70,000,000
  First Mortgage Bonds,  7.80%  Series due 2023. . .  40,000,000
  First Mortgage Bonds,  7.90%  Series due 2023. . .  30,000,000
  First Mortgage Bonds,  7.15%  Series due 2023. . .  30,000,000
  First Mortgage Bonds,  7.125% Series due 2024. . .  50,000,000
  First Mortgage Bonds,  8.00%  Series due 2025. . .  50,000,000

and

      WHEREAS, the Company, by appropriate corporate action in conformity with the terms of the Original Indenture, has duly determined to create a series of bonds under the Original Indenture to be designated as "First Mortgage Bonds, 6-3/8% Series due 2001" (hereinafter sometimes referred to as the "bonds of the 59th Series"); and

      WHEREAS, each of the bonds of the 59th Series is to be substantially in the form set forth in Schedule I to this Supplemental Indenture (hereinafter sometimes referred to as the "First 1996 Supplemental Indenture"); and

      WHEREAS, the Company, by appropriate corporate action in conformity with the terms of the Original Indenture, has duly determined to create a series of bonds under the Original Indenture to be designated as "First Mortgage Bonds, 6.80% Series due 2006" (hereinafter sometimes referred to as the "bonds of the 60th Series"); and

      WHEREAS, each of the bonds of the 60th Series is to be substantially in the form set forth in Schedule II to the First
1996 Supplemental Indenture; and

      WHEREAS, the Company, in the exercise of the powers and authorities conferred upon and reserved to it under and by virtue of the provisions of the Original Indenture, and pursuant to resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture, in the form hereof, for the purposes herein provided; and

      WHEREAS, all conditions and requirements necessary to make this First 1996 Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, have been done, performed and fulfilled, and the execution and delivery thereof have been in all respects duly authorized;

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      That Appalachian Power Company, in consideration of the premises and of the purchase and acceptance of the bonds by the holders thereof and of the sum of One Dollar ($1.00) and other good and valuable consideration paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under and secured by the Original Indenture and this First 1996 Supplemental Indenture, according to their tenor and effect, and the performance of all the provisions of the Original Indenture and this First 1996 Supplemental Indenture (including any further indenture or indentures supplemental to the Original Indenture and any modification or alteration made as in the Original Indenture provided) and of said bonds, has granted, bargained, sold, released, conveyed, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto Bankers Trust Company, as Trustee, and to its respective successor or successors in the trust hereby created, and to its and their assigns, all the following described properties of the Company, that is to say:

      All property, real, personal and mixed, tangible and intangible, and all franchises owned by the Company on the date of the execution hereof, acquired since the execution of the Third
1995 Supplemental Indenture (except any hereinafter expressly excepted from the lien and operation of this First 1996
Supplemental Indenture).

      TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 63 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

      Provided that, in addition to the reservations and exceptions herein elsewhere contained, the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of the Original Indenture and this First 1996 Supplemental Indenture, viz.: (1) cash, shares of stock, and obligations (including bonds, notes and other securities) not hereinafter or in the Original Indenture specifically pledged, deposited or delivered hereunder or thereunder or hereinafter or therein covenanted so to be; (2) any goods, wares, merchandise, equipment, materials or supplies acquired for the purpose of sale or resale in the usual course of business or for consumption in the operation of any properties of the Company and automobiles and trucks; (3) all judgments, accounts, and choses in action, the proceeds of which the Company is not obligated as hereinafter provided or as provided in the Original Indenture to deposit with the Trustee hereunder and thereunder; provided, however, that the property and rights expressly excepted from the lien and operation of the Original Indenture and this First 1996 Supplemental Indenture in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted, in the event that the Trustee or a receiver or trustee shall enter upon and take possession of the mortgaged and pledged property in the manner provided in Article XIV of the Original Indenture by reason of the occurrence of a completed default, as defined in said Article XIV.

      TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors in the trust;

      SUBJECT, HOWEVER, to the reservations, exceptions, conditions, limitations and restrictions contained in the several deeds, leases, servitudes, franchises and contracts or other instruments through which the Company acquired and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in Section 6 of the Original Indenture as "excepted encumbrances" in so far as the same may attach to any of the property embraced herein.

      Inasmuch as the Company holds certain of said lands, rights of way and other property under leases, power agreements and other contracts which provide that the Company's interest therein shall not be mortgaged without the consent of the respective lessors or other parties to said agreements and contracts, and such lessors and parties have either given such consent or have waived the requirement of such consent, it is hereby expressly agreed and made a condition upon which this First 1996 Supplemental Indenture is executed and delivered, that the lien of this First 1996 Supplemental Indenture and the estate, rights and remedies of the Trustee hereunder, and the rights and remedies of the holders of the bonds secured hereby and by the Original Indenture in so far as they may affect such lands, rights of way and other property now held or to be hereafter acquired by the Company under such leases, contracts or agreements, shall be subject and subordinate in all respects to the rights and remedies of the respective lessors or other parties thereto.

      And it is hereby expressly covenanted and agreed as follows:

            (a) That the rights of the Trustee hereunder, and of every person or corporation whatsoever claiming by reason of this First 1996 Supplemental Indenture any right, title or interest, legal or equitable, in the property covered by any such lease, power agreement or other contract, are and at all times hereafter shall be subject in the same manner and degree as the rights of the Company might or would at all times be subject, had this First 1996 Supplemental Indenture not been made, to all terms, provisions, conditions, covenants, stipulations, and agreements, and to all exceptions, reservations, limitations, restrictions, and forfeitures contained in any such lease, power agreement or other contract;

            (b) That any right, claim, condition or forfeiture which might at any time be asserted against the party in possession under the provisions of any such lease, power agreement or other contract, had this First 1996 Supplemental Indenture not been made, may be asserted with the same force and effect against any and all persons or corporations at any time claiming any right, title or interest in any such property under or by reason of this First 1996 Supplemental Indenture or of any bond hereby and by the Original Indenture secured; and

            (c) That such consent or waiver of the requirement of such consent given by the lessor under any such lease or party to any such power agreement or other contract is intended and shall be construed to be solely for the purpose of permitting the Company to mortgage its property generally without violating the express covenant contained in such lease, power agreement or other contract, and that such consent or waiver of the requirement of such consent confers upon the Trustee hereunder and the holders of bonds secured hereby and by the Original Indenture no rights in addition to such as they would have had, respectively, if such consent or waiver of the requirement of such consent had not been given.

      IN TRUST NEVERTHELESS, upon the terms and trusts in the Original Indenture and this First 1996 Supplemental Indenture set forth, for the equal and pro rata benefit and security of those who shall hold the bonds and coupons issued and to be issued hereunder and under the Original Indenture, in accordance with the terms of the Original Indenture and of this First 1996 Supplemental Indenture, without preference, priority or distinction as to lien of any of said bonds or coupons over any other thereof by reason of priority in the time of issuance or negotiation thereof, or otherwise howsoever, subject, however, to the conditions, provisions and covenants set forth in the Original Indenture and in this First 1996 Supplemental Indenture.

      AND THIS INDENTURE FURTHER WITNESSETH:

      That in further consideration of the premises and for the considerations aforesaid, the Company, for itself and it successors and assigns, hereby covenants and agrees to and with the Trustee, and its successor or successors in such trust, under the Original Indenture, as follows:

Section 1. The second sentence of Section 14 of the Original Indenture is hereby amended so that said second sentence, as amended, shall read as follows:

      All bonds issued hereunder shall, from time to time, be executed on behalf of the Company by, in case of all bonds created prior to the 31st Series, its President or one of its Vice Presidents, and in the case of bonds of the 31st Series and subsequent series through the 58th Series, by its Chairman of the Board, its President, or one of its Vice Presidents, and in the case of bonds of the 59th Series and subsequent series, by its Chairman of the Board, its President, one of its Vice Presidents or its Treasurer, whose signature, except on bonds of the 1970 Series and bonds of the 1977 Series, may be a facsimile thereof, shall be thereunto impressed or imprinted and attested by its Secretary or one of its Assistant Secretaries, whose attestation, except on bonds of the 1970 Series and bonds of the 1977 Series, may be a facsimile.

Section 2. The Original Indenture is hereby supplemented by adding immediately after Section 20EEE, a new Section 20FFF, as follows:

            SECTION 20FFF. The Company hereby creates a fifty-ninth series of bonds to be issued under and secured by this Indenture, to be designated and to be distinguished from the bonds of all other series by the title "First Mortgage Bonds, 6-3/8% Series due 2001" (herein sometimes referred to as the "bonds of the 59th Series"). The form of the bonds of the 59th Series shall be substantially as set forth in Schedule I to the First 1996 Supplemental Indenture.

            Bonds of the 59th Series shall mature on March 1, 2001. Unless otherwise determined by the Company, the bonds of the 59th Series shall be issued in fully registered form without coupons in denominations of $1,000 and in integral multiples thereof; the principal of and premium (if any) and interest on each said bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in lawful money of the United States of America, provided that at the option of the Company interest may be mailed to registered owners of the bonds at their respective addresses that appear on the register thereof; and the rate of interest shall be the rate per annum specified in the title thereof, payable semi-annually on the first days of March and September of each year (commencing September 1, 1996) and on their maturity date.

            The person in whose name any bond of the 59th Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any regular semi-annual interest payment date (other than interest payable upon redemption or maturity) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond of the 59th Series upon any registration of transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except, if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then the registered owners of bonds of the 59th Series on such record date shall have no further right to or claim in respect of such defaulted interest as such registered owners on such record date, and the persons entitled to receive payment of any defaulted interest thereafter payable or paid on any bonds of the 59th Series shall be the registered owners of such bonds of the 59th Series (or any bond or bonds issued, directly or after intermediate transactions upon transfer or exchange or in substitution thereof) on the date of payment of such defaulted interest. Interest payable upon redemption or maturity shall be payable to the person to whom the principal is paid. The term "record date" as used in this Section 20FFF, and in the form of the bonds of the 59th Series, with respect to any regular semi-annual interest payment date (other than interest payable upon redemption or maturity) applicable to the bonds of the 59th Series, shall mean the February 15 next preceding a March 1 interest payment date or the August 15 next preceding a September 1 interest payment date, as the case may be, or, if such February 15 or August 15 is not a Business Day (as defined hereinbelow), the next preceding Business Day. The term "Business Day" with respect to any bond of the 59th Series shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on such bond of the 59th Series are authorized or required by law, regulation or executive order to remain closed.

            Every registered bond of the 59th Series shall be dated the date of authentication and shall bear interest computed on the basis of a 360-day year consisting of twelve 30-day months from the latest semi-annual interest payment date to which interest has been paid on the bonds of the 59th Series preceding the date of authentication, unless such date of authentication be an interest payment date to which interest is being paid on the bonds of the 59th Series, in which case from such date of authentication, provided that any such bonds of the 59th Series authenticated prior to September 1, 1996 shall bear interest from March 1, 1996. However, so long as there is no existing default in the payment of interest on said bonds, the owner of any bond authenticated by the Corporate Trustee between the record date for any regular semi-annual interest payment date (other than interest payable upon redemption or maturity) and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; provided further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the March 1 or September 1, as the case may be, next preceding the date of such bond, to which interest has been paid or, if the Company shall be in default with respect to the interest due September 1, 1996, then from March 1, 1996.

            If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or the maturity date, as the case may be, to such Business Day.

            Notwithstanding the provisions of Section 14 of this Indenture, the bonds of the 59th Series shall be executed on behalf of the Company by its Chairman of the Board, by its President, by one of its Vice Presidents or by its Treasurer or by one of its officers designated by the Board of Directors of the Company for such purpose, whose signature may be a facsimile, and its corporate seal shall be thereunto affixed or printed thereon and attested by its Secretary or one of its Assistant Secretaries, and the provisions of the penultimate sentence of said Section 14 shall be applicable to such bonds of the 59th Series.

            The bonds of the 59th Series shall be redeemable in accordance with Article XII of the Original Indenture and as further set forth in the form of bond of the 59th Series set forth in Schedule I to this First 1996 Supplemental Indenture.

            The Company shall not be required to make transfers or exchanges of bonds of the 59th Series for a period of fifteen days next preceding any selection of bonds of the 59th Series to be redeemed or to make transfers or exchanges of any bonds of the 59th Series designated in whole or in part for redemption. Notwithstanding the provisions of Section 12 of this Indenture, the Company shall not be required to make transfers or exchanges of bonds of the 59th Series for a period of fifteen days next preceding any interest payment date.

            Registered bonds of the 59th Series shall be transferable upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may from time to time designate, by the registered owners thereof, in person or by duly authorized attorney, in the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture. In the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture, registered bonds of the 59th Series may be exchanged for a like aggregate principal amount of registered bonds of the 59th Series of other authorized denominations, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as the Company may from time to time designate.

Section 3. The Original Indenture is hereby supplemented by adding immediately after Section 20FFF, a new Section 20GGG, as follows:

            SECTION 20GGG. The Company hereby creates a sixtieth series of bonds to be issued under and secured by this Indenture, to be designated and to be distinguished from the bonds of all other series by the title "First Mortgage Bonds, 6.80% Series due 2006" (herein sometimes referred to as the "bonds of the 60th Series"). The form of the bonds of the 60th Series shall be substantially as set forth in Schedule II to the First 1996 Supplemental Indenture.

            Bonds of the 60th Series shall mature on March 1, 2006. Unless otherwise determined by the Company, the bonds of the 60th Series shall be issued in fully registered form without coupons in denominations of $1,000 and in integral multiples thereof; the principal of and premium (if any) and interest on each said bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in lawful money of the United States of America, provided that at the option of the Company interest may be mailed to registered owners of the bonds at their respective addresses that appear on the register thereof; and the rate of interest shall be the rate per annum specified in the title thereof, payable semi-annually on the first days of March and September of each year (commencing September 1, 1996) and on their maturity date.

            The person in whose name any bond of the 60th Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any regular semi-annual interest payment date (other than interest payable upon redemption or maturity) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond of the 60th Series upon any registration of transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except, if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then the registered owners of bonds of the 60th Series on such record date shall have no further right to or claim in respect of such defaulted interest as such registered owners on such record date, and the persons entitled to receive payment of any defaulted interest thereafter payable or paid on any bonds of the 60th Series shall be the registered owners of such bonds of the 60th Series (or any bond or bonds issued, directly or after intermediate transactions upon transfer or exchange or in substitution thereof) on the date of payment of such defaulted interest. Interest payable upon redemption or maturity shall be payable to the person to whom the principal is paid. The term "record date" as used in this Section 20GGG, and in the form of the bonds of the 60th Series, with respect to any regular semi-annual interest payment date (other than interest payable upon redemption or maturity) applicable to the bonds of the 60th Series, shall mean the February 15 next preceding a March 1 interest payment date or the August 15 next preceding a September 1 interest payment date, as the case may be, or, if such February 15 or August 15 is not a Business Day (as defined hereinbelow), the next preceding Business Day. The term "Business Day" with respect to any bond of the 60th Series shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on such bond of the 60th Series are authorized or required by law, regulation or executive order to remain closed.

            Every registered bond of the 60th Series shall be dated the date of authentication and shall bear interest computed on the basis of a 360-day year consisting of twelve 30-day months from the latest semi-annual interest payment date to which interest has been paid on the bonds of the 60th Series preceding the date of authentication, unless such date of authentication be an interest payment date to which interest is being paid on the bonds of the 60th Series, in which case from such date of authentication, provided that any such bonds of the 60th Series authenticated prior to September 1, 1996 shall bear interest from March 1, 1996. However, so long as there is no existing default in the payment of interest on said bonds, the owner of any bond authenticated by the Corporate Trustee between the record date for any regular semi-annual interest payment date (other than interest payable upon redemption or maturity) and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; provided further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the March 1 or September 1, as the case may be, next preceding the date of such bond, to which interest has been paid or, if the Company shall be in default with respect to the interest due September 1, 1996, then from March 1, 1996.

            If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or the maturity date, as the case may be, to such Business Day.

            Notwithstanding the provisions of Section 14 of this Indenture, the bonds of the 60th Series shall be executed on behalf of the Company by its Chairman of the Board, by its President, by one of its Vice Presidents or by its Treasurer or by one of its officers designated by the Board of Directors of the Company for such purpose, whose signature may be a facsimile, and its corporate seal shall be thereunto affixed or printed thereon and attested by its Secretary or one of its Assistant Secretaries, and the provisions of the penultimate sentence of said Section 14 shall be applicable to such bonds of the 60th Series.

            The bonds of the 60th Series shall be redeemable in accordance with Article XII of the Original Indenture and as further set forth in the form of bond of the 60th Series set forth in Schedule II to this First 1996 Supplemental
      Indenture.

            The Company shall not be required to make transfers or exchanges of bonds of the 60th Series for a period of fifteen days next preceding any selection of bonds of the 60th Series to be redeemed or to make transfers or exchanges of any bonds of the 60th Series designated in whole or in part for redemption. Notwithstanding the provisions of Section 12 of this Indenture, the Company shall not be required to make transfers or exchanges of bonds of the 60th Series for a period of fifteen days next preceding any interest payment date.

            Registered bonds of the 60th Series shall be transferable upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may from time to time designate, by the registered owners thereof, in person or by duly authorized attorney, in the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture. In the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture, registered bonds of the 60th Series may be exchanged for a like aggregate principal amount of registered bonds of the 60th Series of other authorized denominations, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as the Company may from time to time designate.

Section 4.       Initial Issuance of the Bonds of the 59th Series:

      In accordance with and upon compliance with such provisions of the Original Indenture as shall be selected for such purpose by the officers of the Company duly authorized to take such action, bonds of the 59th Series, in an aggregate principal amount not exceeding $100,000,000, shall forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company (without awaiting the filing and recording of this First 1996 Supplemental Indenture except to the extent required by subdivision (10) of Section 29 of the Original Indenture).

Section 5.       Initial Issuance of the Bonds of the 60th Series:

      In accordance with and upon compliance with such provisions of the Original Indenture as shall be selected for such purpose by the officers of the Company duly authorized to take such action, bonds of the 60th Series, in an aggregate principal amount not exceeding $100,000,000, shall forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company (without awaiting the filing and recording of this First 1996 Supplemental Indenture except to the extent required by subdivision (10) of Section 29 of the Original Indenture).

Section 6. At any meeting of bondholders held as provided for in Article XX of the Original Indenture at which owners of bonds of the 59th Series or bonds of the 60th Series are entitled to vote, all owners of bonds of the 59th Series or bonds of the 60th Series at the time of such meeting shall be entitled to vote thereat; provided, however, that the Trustee may, and upon request of the Company or of a majority of the bondowners of the 59th Series or the 60th Series, shall, fix a day not exceeding ninety days preceding the date for which the meeting is called as a record date for the determination of owners of bonds of the 59th Series or of the 60th Series, entitled to notice of and to vote at such meeting and any adjournment thereof and only such registered owners who shall have been such registered owners on the date so fixed, and who are entitled to vote such bonds of the 59th Series or the 60th Series at the meeting, shall be entitled to receive notice of such meeting.

Section 7. As supplemented by this First 1996 Supplemental Indenture, the Original Indenture is in all respects ratified and confirmed and the Original Indenture and this First 1996 Supplemental Indenture shall be read, taken and construed as one and the same instrument. The bonds of the 59th Series and the bonds of the 60th Series are the original debt secured by this First 1996 Supplemental Indenture and the Original Indenture, and this First 1996 Supplemental Indenture and the Original Indenture shall be, and shall be deemed to be, the original lien instrument securing the bonds of the 59th Series and the bonds of the 60th Series.

Section 8. Nothing contained in this First 1996 Supplemental Indenture shall, or shall be construed to, confer upon any person other than the owners of bonds issued under the Original Indenture and this First 1996 Supplemental Indenture, the Company and the Trustee, any right to avail themselves of any benefit of any provision of the Original Indenture or of this First 1996 Supplemental Indenture.

Section 9. This First 1996 Supplemental Indenture may be simultaneously executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute one and the same instrument.

      IN WITNESS WHEREOF, APPALACHIAN POWER COMPANY, party of the first part, has caused this instrument to be signed in its name and behalf by its President, a Vice President, its Treasurer or an Assistant Treasurer, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary, and BANKERS TRUST COMPANY, party of the second part, in token of its acceptance hereof, has caused this instrument to be signed in its name and behalf by a Vice President or an Assistant Vice President and its corporate seal to be hereunto affixed and attested by its Secretary, an Assistant Secretary, Assistant Vice President or Assistant Treasurer. Executed and delivered as of the date and year first above written.

                                        APPALACHIAN POWER COMPANY
[SEAL]

                                        By: /s/ A. A. Pena
                                                  A. A. Pena
                                                  Treasurer

Attest:


  /s/ John M. Adams, Jr.
      John M. Adams, Jr.
    Assistant Secretary


In the presence of:


 /s/ T. G. Berkemeyer
      T. G. Berkemeyer


 /s/ S. T. Haynes
      S. T. Haynes



                                        BANKERS TRUST COMPANY

[SEAL]
                                        By  /s/ Scott Thiel
                                              Scott Thiel
                                              Assistant Vice President


Attest:


 /s/ James McDonough
      James McDonough
 Assistant Vice President


Executed by BANKERS TRUST COMPANY
  in the presence of:


 /s/ Jason Theriault
      Jason Theriault


 /s/ Kerri O'Brien
      Kerri O'Brien



STATE OF OHIO          )
                       )     SS:
COUNTY OF FRANKLIN     )


      On this 18th day of March, 1996, personally appeared before me, a Notary Public within and for said County in the State aforesaid, A. A. PENA and JOHN M. ADAMS, JR., to me known and known to me to be respectively the Treasurer and Assistant Secretary of APPALACHIAN POWER COMPANY, one of the corporations named in and which executed the foregoing instrument, who severally acknowledged that they did sign and seal said instrument as such Treasurer and Assistant Secretary for and on behalf of said corporation and that the same is their free act and deed as such Treasurer and Assistant Secretary, respectively, and the free and corporate act and deed of said corporation.

      In Witness Whereof, I have hereunto set my hand and notarial seal this 18th day of March, 1996.

[Notarial Seal]


                                    /s/ Mary M. Soltesz
                                   MARY M. SOLTESZ
                                   Notary Public, State of Ohio
                                   My Commission Expires July 12, 1999



STATE OF NEW YORK      )
                       )     SS:
COUNTY OF NEW YORK     )

      I, PATRICIA M. CARILLO, a Notary Public, duly qualified, commissioned and sworn, and acting in and for the County and State aforesaid, hereby certify that on this 18th day of March, 1996:

      SCOTT THIEL and JAMES MC DONOUGH, whose names are signed to the writing above, bearing a date as of the 1st day of March, 1996, as Assistant Vice Presidents of BANKERS TRUST COMPANY, have this day acknowledged the same before me in my County aforesaid.

      SCOTT THIEL, who signed the writing above and hereto annexed for BANKERS TRUST COMPANY, a corporation, bearing a date as of the 1st day of March, 1996, has this day in my said County before me acknowledged the said writing to be the act and deed of said corporation.

      Before me appeared SCOTT THIEL and JAMES MC DONOUGH to me personally known, who, being by me duly sworn, did say that they are Assistant Vice Presidents of BANKERS TRUST COMPANY, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation, by authority of its Board of Directors and said SCOTT THIEL acknowledged said instrument to be the free act and deed of said corporation.

      JAMES MC DONOUGH personally came before me this day and acknowledged that he is an Assistant Vice President of BANKERS TRUST COMPANY, a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by an Assistant Vice President, sealed with its corporate seal, and attested by himself as an Assistant Vice President.

      IN WITNESS WHEREOF, I have hereunto set my hand and official notarial seal, in the County and State of New York, this 18th day of March, 1996.

                                     /s/ Patricia M. Carillo
                                         PATRICIA M. CARILLO
                                   Notary Public, State of New York
                                   No. 41-4747732
                                   Qualified in Queens County
                                   Certificate filed in New York County
                                   Commission expires May 31, 1997
[SEAL]

      The foregoing instrument was prepared by John M. Adams, Jr., 1 Riverside Plaza, Columbus, Ohio 43215.



                                 SCHEDULE I

No. ______                                                    $____________


                          APPALACHIAN POWER COMPANY
                 FIRST MORTGAGE BOND, 6-3/8% SERIES DUE 2001



      APPALACHIAN POWER COMPANY, a corporation of the Commonwealth of Virginia (hereinafter called the "Company"), for value received, hereby promises to pay to ____________, or registered assigns, _______________ Dollars in lawful money of the United States of America on March 1, 2001, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and to pay to the registered owner hereof interest on said sum from the latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from the date hereof or unless the date hereof is prior to September 1, 1996, in which case from March 1, 1996 (or, if this bond is dated between the record date for any interest payment date and such interest payment date, then from such interest payment date; provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is September 1, 1996, from March 1, 1996) at the rate per annum, in like money, payable on March 1 and September 1 of each year at said office or agency until the principal hereof shall have become due and payable, specified in the title of this bond; provided that, at the option of the Company, such interest may be paid by check, mailed to the registered owner of this bond at such owner's address appearing on the register hereof.

      This bond is one of a duly authorized issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds, of the series designated in its title, all bonds of all series issued and to be issued under and equally secured (except in so far as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 73 of the Mortgage) by a Mortgage and Deed of Trust (herein, together with all indentures supplemental thereto, called the Mortgage), dated as of December 1, 1940, executed by APPALACHIAN ELECTRIC POWER COMPANY (the corporate title of which was changed to APPALACHIAN POWER COMPANY) to BANKERS TRUST COMPANY, as Trustee, to which Mortgage reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustee in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least seventy-five per centum (75%) in principal amount of the bonds affected by such modification or alteration, then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that, without the consent of the owner hereof no such modification or alteration shall permit the extension of the maturity of the principal of or interest on this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest or the creation of a lien on the mortgaged and pledged property ranking prior to or on a parity with the lien of the Mortgage or the deprivation of the owner hereof of a lien upon such property or reduce the above percentage.

      As provided in said Mortgage, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided, and this bond is one of a series entitled "First Mortgage Bonds, 6-3/8% Series due 2001 (herein called "bonds of the 59th Series") created by an Indenture Supplemental to Mortgage and Deed of Trust dated as of March 1, 1996 (the "First 1996 Supplemental Indenture"), as provided for in said Mortgage.

      The interest payable on any March 1 or September 1 (other than interest payable upon redemption or maturity) will, subject to certain exceptions provided in said First 1996 Supplemental Indenture, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the February 15 or August 15, as the case may be, next preceding such interest payment date, or, if such February 15 or August 15 is not a Business Day (as hereinbelow defined), the next preceding Business Day. Interest payable upon redemption or maturity shall be payable to the person to whom the principal is paid. The term "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal or premium, if any, or interest on bonds of the 59th Series are authorized or required by law, regulation or executive order to remain closed.

      If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or the maturity date, as the case may be, to such Business Day.

      The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions hereof) interest hereon and for all other purposes and the Company and the Trustee shall not be affected by any notice to the contrary.

      The Company shall not be required to make transfers or exchanges of bonds of the 59th Series for a period of fifteen days next preceding any interest payment date, or next preceding any selection of bonds of the 59th Series to be redeemed, and the Company shall not be required to make transfers or exchanges of any bonds of the 59th Series designated for redemption in whole or in part.

      Any or all of the bonds of the 59th Series shall be redeemed by the Company at its option, or by operation of various provisions of the Mortgage, in whole at any time or in part from time to time upon not less than thirty but not more than ninety days' previous notice given by mail to the registered owners of the bonds to be redeemed, all as provided in the Mortgage, (a) if redeemed by the use of proceeds of released property or the proceeds of insurance, at a special redemption price equal to 100% of the principal amount thereof together in each case with accrued interest to the date fixed for redemption; or (b) if redeemed otherwise than by the use of proceeds of released property or the proceeds of insurance, at a redemption price equal to the greater of (i) 100% of the principal amount of the bonds of the 59th Series and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 10 basis points, plus accrued interest thereon to the date of redemption.

      "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

      "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the bonds of the 59th Series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of the 59th Series.

      "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such third business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations or (B) if the Trustee is unable to obtain four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations so obtained.

      "Independent Investment Banker" means one of the Reference
Treasury Dealers appointed by the Company and acceptable to the Trustee.

      "Reference Treasury Dealer" means a primary U.S. Government
Securities Dealer in New York City selected by the Company and acceptable to the Trustee.

      "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Treasury Reference Dealer at or before 5:00 p.m., New York City time, on the third business day preceding such redemption date.

      The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

      The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, upon surrender and cancellation of this bond and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and, thereupon, a new registered bond or bonds of authorized denominations of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. In the manner and upon payment, if the Company shall require it, of the charges prescribed in the Mortgage, registered bonds of the 59th Series may be exchanged for a like aggregate principal amount of registered bonds of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as the Company may from time to time designate.

      No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, stockholders, officers and directors, as such, being waived and released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

      This bond shall not become valid or obligatory for any purpose until BANKERS TRUST COMPANY, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of Authentication Certificate endorsed hereon.

      In Witness Whereof, Appalachian Power Company has caused this bond to be executed in its name by the signature of its Chairman of the Board, its President, one of its Vice Presidents or its Treasurer and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and attested by the signature of its Secretary or one of its Assistant Secretaries.

Dated:

                                       APPALACHIAN POWER COMPANY


                                       By________________________
                                                 Treasurer

(SEAL)


                                       Attest:___________________
                                              Assistant Secretary


TRUSTEE'S AUTHENTICATION CERTIFICATE

This bond is one of the bonds,
of the series herein designated,
described in the within-mentioned
Mortgage.

BANKERS TRUST COMPANY,
                      as Trustee,



By______________________________
       Authorized Officer



      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________
________________________________________________________________
________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Bond and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such Bond on the books of the Issuer, with full power of
________________________________________________________________
substitution in the premises.



Dated: ______________________           ____________________________



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular without alteration or enlargement or any change whatsoever.



                                 SCHEDULE II

No. ______                                                    $____________


                          APPALACHIAN POWER COMPANY
                 FIRST MORTGAGE BOND, 6.80% SERIES DUE 2006



      APPALACHIAN POWER COMPANY, a corporation of the Commonwealth of Virginia (hereinafter called the "Company"), for value received, hereby promises to pay to ____________, or registered assigns, _______________ Dollars in lawful money of the United States of America on March 1, 2006, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and to pay to the registered owner hereof interest on said sum from the latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from the date hereof or unless the date hereof is prior to September 1, 1996, in which case from March 1, 1996 (or, if this bond is dated between the record date for any interest payment date and such interest payment date, then from such interest payment date; provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is September 1, 1996, from March 1, 1996) at the rate per annum, in like money, payable on March 1 and September 1 of each year at said office or agency until the principal hereof shall have become due and payable, specified in the title of this bond; provided that, at the option of the Company, such interest may be paid by check, mailed to the registered owner of this bond at such owner's address appearing on the register hereof.

      This bond is one of a duly authorized issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds, of the series designated in its title, all bonds of all series issued and to be issued under and equally secured (except in so far as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 73 of the Mortgage) by a Mortgage and Deed of Trust (herein, together with all indentures supplemental thereto, called the Mortgage), dated as of December 1, 1940, executed by APPALACHIAN ELECTRIC POWER COMPANY (the corporate title of which was changed to APPALACHIAN POWER COMPANY) to BANKERS TRUST COMPANY, as Trustee, to which Mortgage reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustee in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least seventy-five per centum (75%) in principal amount of the bonds affected by such modification or alteration, then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that, without the consent of the owner hereof no such modification or alteration shall permit the extension of the maturity of the principal of or interest on this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest or the creation of a lien on the mortgaged and pledged property ranking prior to or on a parity with the lien of the Mortgage or the deprivation of the owner hereof of a lien upon such property or reduce the above percentage.

      As provided in said Mortgage, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided, and this bond is one of a series entitled "First Mortgage Bonds, 6.80% Series due 2006 (herein called "bonds of the 60th Series") created by an Indenture Supplemental to Mortgage and Deed of Trust dated as of March 1, 1996 (the "First 1996 Supplemental Indenture"), as provided for in said Mortgage.

      The interest payable on any March 1 or September 1 (other than interest payable upon redemption or maturity) will, subject to certain exceptions provided in said First 1996 Supplemental Indenture, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the February 15 or August 15, as the case may be, next preceding such interest payment date, or, if such February 15 or August 15 is not a Business Day (as hereinbelow defined), the next preceding Business Day. Interest payable upon redemption or maturity shall be payable to the person to whom the principal is paid. The term "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal or premium, if any, or interest on bonds of the 60th Series are authorized or required by law, regulation or executive order to remain closed.

      If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or the maturity date, as the case may be, to such Business Day.

      The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions hereof) interest hereon and for all other purposes and the Company and the Trustee shall not be affected by any notice to the contrary.

      The Company shall not be required to make transfers or exchanges of bonds of the 60th Series for a period of fifteen days next preceding any interest payment date, or next preceding any selection of bonds of the 60th Series to be redeemed, and the Company shall not be required to make transfers or exchanges of any bonds of the 60th Series designated for redemption in whole or in part.

      Any or all of the bonds of the 60th Series shall be redeemed by the Company at its option, or by operation of various provisions of the Mortgage, in whole at any time or in part from time to time upon not less than thirty but not more than ninety days' previous notice given by mail to the registered owners of the bonds to be redeemed, all as provided in the Mortgage, (a) if redeemed by the use of proceeds of released property or the proceeds of insurance, at a special redemption price equal to 100% of the principal amount thereof together in each case with accrued interest to the date fixed for redemption; or (b) if redeemed otherwise than by the use of proceeds of released property or the proceeds of insurance, at a redemption price equal to the greater of (i) 100% of the principal amount of the bonds of the 60th Series and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 10 basis points, plus accrued interest thereon to the date of redemption.

      "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

      "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the bonds of the 60th Series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of the 60th Series.

      "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such third business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations or (B) if the Trustee is unable to obtain four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations so obtained.

      "Independent Investment Banker" means one of the Reference
Treasury Dealers appointed by the Company and acceptable to the Trustee.

      "Reference Treasury Dealer" means a primary U.S. Government
Securities Dealer in New York City selected by the Company and acceptable to the Trustee.

      "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Treasury Reference Dealer at or before 5:00 p.m., New York City time, on the third business day preceding such redemption date.

      The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

      The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, upon surrender and cancellation of this bond and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and, thereupon, a new registered bond or bonds of authorized denominations of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. In the manner and upon payment, if the Company shall require it, of the charges prescribed in the Mortgage, registered bonds of the 60th Series may be exchanged for a like aggregate principal amount of registered bonds of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as the Company may from time to time designate.

      No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, stockholders, officers and directors, as such, being waived and released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

      This bond shall not become valid or obligatory for any purpose until BANKERS TRUST COMPANY, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of Authentication Certificate endorsed hereon.

      In Witness Whereof, Appalachian Power Company has caused this bond to be executed in its name by the signature of its Chairman of the Board, its President, one of its Vice Presidents or its Treasurer and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and attested by the signature of its Secretary or one of its Assistant Secretaries.

Dated:

                                       APPALACHIAN POWER COMPANY


                                       By________________________
                                                 Treasurer

(SEAL)


                                       Attest:___________________
                                              Assistant Secretary


TRUSTEE'S AUTHENTICATION CERTIFICATE

This bond is one of the bonds,
of the series herein designated,
described in the within-mentioned
Mortgage.

BANKERS TRUST COMPANY,
                      as Trustee,



By______________________________
       Authorized Officer



      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________
________________________________________________________________
________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Bond and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such Bond on the books of the Issuer, with full power of
________________________________________________________________
substitution in the premises.



Dated: ______________________           ____________________________



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular without alteration or enlargement or any change whatsoever.